Exhibit 99.1

                  BANCFIRST CORPORATION REPORTS RECORD RESULTS

    OKLAHOMA CITY, Jan. 25 /PRNewswire-FirstCall/ -- BancFirst Corporation (Nasdaq: BANF) reported net income of $11.5 million or $1.44 diluted earnings per share for the fourth quarter, and $42.8 million or $5.36 diluted earnings per share for the year ended December 31, 2005. The results compare to $11.0 million or $1.38 diluted earnings per share and $37.2 million or $4.65 diluted earnings per share in 2004. Fourth quarter results from 2004 included a one time after-tax gain of $1.5 million on the sale of a minority interest in a community bank.

    For the quarter, the Company's net interest income was $33.8 million, an 8.3% increase over the $31.2 million in 2004. The Company's net interest margin was 4.77% compared to 4.48% for the same period last year. The Company's loan loss provision was $1.6 million for the quarter, an increase of $741,000 over the fourth quarter in 2004. Loans increased $50 million during the quarter ending the year at $2.317 billion. Noninterest income was $13.3 million, up 5.8% from the same period a year ago, excluding last year's one time gain on the sale of a minority interest in a community bank. Noninterest expense totaled $28.5 million, up 2.5% over the prior year's quarter of $27.8 million. The Company benefited from a $967,000 reduction in salary and benefit expense during the quarter as a result of favorable experience in employee health care expenses. The Company's effective tax rate fell to 31.9% in the fourth quarter of 2005, due in part to purchased tax credits and tax credits associated with certain loan transactions.

    The Company also announced it had completed the acquisition of Park State Bank, Nicoma Park, Oklahoma effective December 13, 2005. Park State Bank had total assets of $46.5 million and deposits of $35.2 million as of December 31. Park State Bank is expected to be merged into BancFirst in late February, 2006.

    At year-end 2005, BancFirst Corporation's total assets were $3.2 billion with loans at $2.317 billion, an increase of $223 million, or 10.7% over the prior year. Deposits totaled $2.8 billion, up $148 million or 5.6% over year-end 2004. The Company's equity capital increased to $302.3 million from $277.5 million a year ago.

    BancFirst Corporation is an Oklahoma based financial services holding company. The Company's principal subsidiary bank, BancFirst, is Oklahoma's largest state-chartered bank with 84 banking locations serving 43 communities across Oklahoma.

    This press release may include forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) with respect to earnings, credit quality, corporate objectives, interest rates and other financial and business matters. The Company cautions readers that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, including economic conditions, the performance of financial markets and interest rates; legislative and regulatory actions and reforms; competition; as well as other factors, all of which change over time. Actual results may differ materially from forward-looking statements.

                              BancFirst Corporation
                          Summary Financial Information
       (Dollars in thousands, except per share and share data - Unaudited)

                                                                 2005
                                      ---------------------------------------------------------      Year-
                                           Q1             Q2             Q3             Q4          To-Date
                                      ------------   ------------   ------------   ------------   ------------
Income Statement Data:
Net interest income                   $     31,706   $     32,941   $     33,028   $     33,776   $    131,451
Provision for loan
 losses                                        792          1,302            873          1,640          4,607
Securities transactions                        ---             81              1            114            196
Total noninterest
 income                                     12,348         13,764         14,886         13,285         54,284
Salaries and employee
 benefits                                   16,277         15,904         16,757         15,606         64,544
Total noninterest
 expense                                    26,978         28,441         33,251         28,495        117,165
Net income                                  10,887         11,198          9,216         11,534         42,835

Per Common Share Data:
Net income-basic                              1.39           1.44           1.18           1.48           5.48
Net income-diluted                            1.36           1.40           1.15           1.44           5.36
Cash dividends declared                       0.28           0.28           0.32           0.32           1.20
Common shares
 outstanding                             7,788,247      7,801,647      7,815,135      7,818,515      7,818,515
Average common shares
 outstanding -
  Basic                                  7,828,916      7,796,044      7,808,713      7,817,192      7,810,632
  Diluted                                8,009,621      7,980,555      8,005,893      8,005,277      7,998,109

Performance Ratios:
Return on average
 assets                                       1.44%          1.48%          1.19%          1.45%          1.39%
Return on average equity                     15.70          15.98          12.46          15.34          14.80
Net interest margin                           4.67           4.81           4.79           4.77           4.76
Efficiency ratio                             61.24          60.89          69.40          60.55          63.08

                                                                 2004
                                      ---------------------------------------------------------      Year-
                                           Q1             Q2             Q3             Q4          To-Date
                                      ------------   ------------   ------------   ------------   ------------
Income Statement Data:
Net interest income                   $     27,920   $     28,331   $     29,840   $     31,155   $    117,246
Provision for
 loan losses                                   720            201            879            899          2,699
Securities transactions                        ---           (148)             2            (90)          (236)
Total noninterest
 income                                     11,702         12,742         12,453         14,958         51,855
Salaries and employee
 benefits                                   15,805         15,757         15,875         15,779         63,216
Total noninterest
 expense                                    26,191         27,557         27,234         27,762        108,744
Net income                                   8,191          8,638          9,313         11,034         37,176

Per Common Share Data:
Net income-basic                              1.05           1.10           1.19           1.41           4.75
Net income-diluted                            1.03           1.08           1.17           1.38           4.65
Cash dividends declared                       0.25           0.25           0.28           0.28           1.06
Common shares
 outstanding                             7,830,040      7,825,923      7,830,008      7,840,796      7,840,796
Average common shares
 outstanding -
  Basic                                  7,825,530      7,834,040      7,827,370      7,835,094      7,830,513
  Diluted                                7,977,779      7,979,029      7,987,737      8,019,409      7,995,536

Performance Ratios:
Return on average
 assets                                       1.10%          1.13%          1.22%          1.43%          1.22%
Return on average equity                     12.19          13.21          13.92          15.90          13.83
Net interest margin                           4.20           4.12           4.34           4.48           4.29
Efficiency ratio                             66.10          67.09          64.39          60.20          64.31

                              BancFirst Corporation
                          Summary Financial Information
            (Dollars in thousands, except per share data - Unaudited)

                                                                 2005
                                      ---------------------------------------------------------
                                           Q1             Q2             Q3             Q4
                                      ------------   ------------   ------------   ------------
Balance Sheet Data:
Total assets                          $  3,068,215   $  3,061,822   $  3,077,497   $  3,223,030
Total loans                              2,147,543      2,222,834      2,267,082      2,317,426
Allowance for
 loan losses                               (26,256)       (27,148)       (26,866)       (27,517)
Securities                                 531,331        523,025        484,837        456,222
Deposits                                 2,674,914      2,638,373      2,680,351      2,804,519
Stockholders' equity                       277,629        289,218        294,232        302,349
Book value per
 common share                                35.65          37.07          37.65          38.67
Tangible book value
 per common share                            31.02          32.48          33.09          33.74

Balance Sheet Ratios:
Average loans to deposits                    79.21%         80.52%         84.72%         83.91%
Average earning assets
 to total assets                             90.62          90.40          89.98          89.94
Average stockholders'
 equity to average assets                     9.17           9.21           9.57           9.47

Asset Quality Data:
Past due loans                        $      1,691   $      1,789   $      2,339   $      1,455
Nonaccrual loans                             8,863          8,425          7,101          7,344
Restructured loans                             544            792            736            581
Total nonperforming and
 restructured loans                         11,098         11,006         10,176          9,380
Other real estate
 owned and repossessed
 assets                                      2,150          1,433          2,692          2,262
Total nonperforming and
 restructured assets                        13,248         12,439         12,868         11,642
Nonperforming and
 restructured loans to
 total loans                                  0.52%          0.50%          0.45%          0.40%
Nonperforming and
 restructured assets to
 total assets                                 0.43           0.41           0.42           0.36
Allowance to total loans                      1.22           1.22           1.19           1.19
Allowance to nonperforming
 and restructured loans                     236.59         246.67         264.01         293.36
Net charge-offs to
 average loans                                0.05           0.06           0.21           0.11

                                                                 2004
                                      ---------------------------------------------------------
                                           Q1             Q2             Q3             Q4
                                      ------------   ------------   ------------   ------------
Balance Sheet Data:
Total assets                          $  3,051,815   $  3,034,783   $  3,036,738   $  3,046,977
Total loans                              1,940,883      1,963,888      2,036,025      2,093,515
Allowance for loan
 losses                                    (26,403)       (25,921)       (25,568)       (25,746)
Securities                                 581,059        570,423        558,465        560,234
Deposits                                 2,673,020      2,668,466      2,664,769      2,657,434
Stockholders' equity                       263,563        260,960        270,528        277,497
Book value per
 common share                                33.66          33.35          34.55          35.39
Tangible book value
 per common share                            29.52          29.22          30.49          30.77

Balance Sheet Ratios:
Average loans to deposits                    74.06%         72.23%         75.29%         76.29%
Average earning assets
 to total assets                             90.59          91.32          91.21          90.98
Average stockholders'
 equity to average
 assets                                       9.05           8.59           8.78           8.98

Asset Quality Data:
Past due loans                        $      2,266   $      2,398   $      1,699   $      3,149
Nonaccrual loans                            13,663          8,368          8,399          8,688
Restructured loans                             428            433            378            362
Total nonperforming and
 restructured loans                         16,357         11,199         10,476         12,199
Other real estate owned
 and repossessed assets                      3,796          3,675          3,167          2,513
Total nonperforming and
 restructured assets                        20,153         14,874         13,643         14,712
Nonperforming and
 restructured loans to
 total loans                                  0.84%          0.57%          0.51%          0.58%
Nonperforming and
 restructured assets to
 total assets                                 0.66           0.49           0.45           0.48
Allowance to total loans                      1.36           1.32           1.26           1.23
Allowance to nonperforming
 and restructured loans                     161.42         231.46         244.06         211.05
Net charge-offs to
 average loans                                0.10           0.14           0.25           0.14

                              BancFirst Corporation
                       Consolidated Average Balance Sheets
                          And Interest Margin Analysis
                            Taxable Equivalent Basis
                       (Dollars in thousands - Unaudited)

                                      Three Months Ended                          Year-to-date
                                       December 31, 2005                        December 31, 2005
                            --------------------------------------   --------------------------------------
                                              Interest Average                         Interest Average
                                           -----------------------                  -----------------------
                              Average         Income/      Yield/       Average        Income/      Yield/
                              Balance         Expense       Rate        Balance        Expense       Rate
                            ------------   ------------   --------   ------------   ------------   --------
ASSETS
Earning assets:
  Loans                     $  2,298,107   $     41,025       7.08%  $  2,210,737   $    149,032       6.74%
  Securities -
   taxable                       438,970          4,437       4.01        479,781         19,949       4.16
  Securities - tax
   exempt                         34,590            529       6.07         33,033          2,044       6.19
  Federal funds sold              62,984            595       3.75         62,853          1,860       2.96
    Total earning
     assets                    2,834,651         46,586       6.52      2,786,404        172,885       6.20

Nonearning assets:
  Cash and due
   from banks                    160,121                                  150,603
  Interest receivable
   and other assets              184,013                                  179,185
  Allowance for
   loan losses                   (26,975)                                 (26,639)
    Total nonearning
     assets                      317,159                                  303,149
    Total assets            $  3,151,810                             $  3,089,553

LIABILITIES AND
 STOCKHOLDERS'
 EQUITY
Interest-bearing
 liabilities:
  Transaction
   deposits                 $    423,679   $        673       0.63%  $    379,084   $      2,453       0.65%
  Savings deposits               760,628          4,953       2.58        788,587         14,377       1.82
  Time deposits                  692,871          5,408       3.10        682,930         17,538       2.57
  Short-term
   borrowings                     33,694            310       3.65         36,765          1,130       3.07
  Long-term borrowings             3,913             67       6.79          5,679            344       6.06
  Junior subordinated
   debentures                     51,804          1,103       8.45         51,804          4,413       8.52
    Total interest-
     bearing
    liabilities                1,966,589         12,514       2.52      1,944,849         40,255       2.07

Interest-free funds:
  Noninterest
   bearing deposits              861,670                                  831,202
  Interest payable
   and other
   liabilities                    25,215                                   24,133
  Stockholders'
   equity                        298,328                                  289,369
    Total interest
     free-funds                1,185,213                                1,144,704
    Total
     liabilities and
     stockholders'
     equity                 $  3,151,802                             $  3,089,553
  Net interest
   income                                  $     34,072                             $    132,630
  Net interest
   spread                                                     4.00%                                    4.13%
  Net interest
   margin                                                     4.77%                                    4.76%

SOURCE  BancFirst
    -0-                             01/25/2006
    /CONTACT: Joe T. Shockley, Chief Financial Officer, +1-405-270-1003, or David Rainbolt, Chief Executive Officer, +1-405-270-1002, both of BancFirst/
    /Photo:  NewsCom:  http://www.newscom.com/cgi-bin/prnh/20040818/BANFLOGO
              PRN Photo Desk,photodesk@prnewswire.com/
    (BANF)